UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4061

Legg Mason Partners Core Plus Bond Fund, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

JULY 31, 2006

Legg Mason Partners

Core Plus Bond Fund, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Core Plus Bond Fund, Inc.

Annual Report  •  July 31, 2006

What’s

Inside

Fund Objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

“Smith Barney,” “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the 12-month reporting period. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter in which GDP growth did not surpass 3.0% in nearly three years. However, as expected, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. The economic turnaround was prompted by both strong consumer and business spending. In the second quarter of 2006, GDP growth was a more modest 2.9%, according to the Commerce Department’s preliminary estimate. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, after the reporting period ended, the Fed paused from raising rates in August. In its official statement, the Fed said “…the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period, causing the overall bond market to post only a

Legg Mason Partners Core Plus Bond Fund, Inc.         I

modest gain. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 1.46%.

The high yield market generated positive returns during the reporting period, supported by strong corporate profits and low default rates. These factors tended to overshadow several company specific issues, mostly in the automobile industry. During the 12-month period ended July 31, 2006, the Citigroup High Yield Market Indexv returned 3.77%.

Despite weakness late in the reporting period, emerging markets debt produced positive results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 8.31%. A strong global economy, solid domestic spending and high energy and commodity prices supported many emerging market countries. In our opinion, these positives more than offset the negatives associated with rising U.S. interest rates.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

II         Legg Mason Partners Core Plus Bond Fund, Inc.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

August 30, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Legg Mason Partners Core Plus Bond Fund, Inc.         III

Manager Overview

Special Shareholder Notice

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and both Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

The Fund was formerly known as Smith Barney Core Plus Bond Fund Inc.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a variety of significant headwinds, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexi, generated a positive return over the one-year reporting period ended July 31, 2006, as it gained 1.46%.

Over the reporting period, the bond market was impacted by a strong economy, numerous inflationary pressures, and continued rate hikes by the Federal Reserve Board (“Fed”)ii. To gain some perspective on how far we’ve come in terms of interest rates, consider the following; In May 2004, the federal funds rateiii, a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

Then, in June 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed was certainly true to its word, as it instituted 17 straight 0.25% rate hikes bringing the federal funds rate to 5.25% at the end of the reporting period.

Given the solid economy and rising rate environment, both short- and long-term Treasury yields rose over the reporting period. During the 12 months ended July 31, 2006, two-year Treasury yields increased from 4.02% to 4.97%. Over the same period, 10-year Treasury yields moved from 4.28% to 4.99%.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         1

Performance Review

For the 12 months ended July 31, 2006, Class A shares of the Legg Mason Partners Core Plus Bond Fund, Inc., excluding sales charges, returned 0.97%. These shares underperformed the Lipper Intermediate Investment Grade Debt Funds Category Average,1 which increased 1.08%. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Index, returned 1.46% for the same period.

Performance Snapshot as of July 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months
Legg Mason Partners Core Plus Bond Fund, Inc. — Class A Shares	0.43%	0.97%

Lehman Brothers U.S. Aggregate Index	0.61%	1.46%

Lipper Intermediate Investment Grade Debt Funds Category Average	0.45%	1.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned 0.08%, Class C shares returned 0.10% and Class Y shares returned 0.50% over the six months ended July 31, 2006. Excluding sales charges, Class B shares returned 0.32%, Class C shares returned 0.38% and Class Y shares returned 1.24% over the twelve months ended July 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 493 funds for the 6-month period and among the 479 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Throughout the reporting period, the Fund benefited from its tactical allocations to high yield and emerging markets debt, which outperformed investment grade securities during that timeframe. In terms of the Fund’s high yield exposure, as the period progressed, its holdings in the auto sector, in particularly Ford and General Motors, enhanced results. Both companies’ bonds staged an impressive rebound on the back of positive restructuring news and better than expected earnings from General Motors.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 479 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

From an emerging market perspective, the Fund’s emphasis on Brazil was particularly helpful later in the period as it performed well. Elsewhere, the Fund’s exposure to Treasury Inflation Protected Securities (TIPS) was beneficial to results, as inflation rose faster than the market had anticipated.

What were the leading detractors from performance?

A. During the first half of the period, the Fund’s allocations to investment grade corporate and U.S. Treasury securities detracted from results. In the second half of the period, the Fund’s long durationiv position versus the benchmark (roughly 0.5 years) was a significant negative as interest rates continued to rise. The Fund was structured with a long duration based on our belief that rates would continue to trade within the same range as the past few years. However, 10-year Treasuries broke outside of that range and the Fund suffered as a result. In addition, the Fund’s yield curvev positioning detracted from results, as it was structured to benefit from the Fed raising rates less than the market had expected due to weakening economic growth.

Q. Were there any significant changes to the Fund during the reporting period?

A. Early in the period, we decreased the Fund’s allocation to U.S. Treasuries in favor of mortgage-backed securities in an effort to take advantage of more compelling valuations. In our tactical non-core allocations, we shifted away from emerging markets debt, reinvesting assets primarily into high yield markets.

Thank you for your investment in the Legg Mason Partners Core Plus Bond Fund, Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 25, 2006

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Interest rate increases, causing the prices of fixed income securities to decline, would reduce the value of the Fund’s share price. Investments in high yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2006 and held for the six months ended July 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.43%	$1,000.00	$1,004.30	0.96%	$4.77

Class B	0.08	1,000.00	1,000.80	1.50	7.44

Class C	0.10	1,000.00	1,001.00	1.45	7.19

Class Y	0.50	1,000.00	1,005.00	0.66	3.28

(1)	For the six months ended July 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.03	0.96%	$4.81

Class B	5.00	1,000.00	1,017.36	1.50	7.50

Class C	5.00	1,000.00	1,017.60	1.45	7.25

Class Y	5.00	1,000.00	1,021.52	0.66	3.31

(1)	For the six months ended July 31, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 7/31/06	0.97%	0.32%	0.38%	1.24%

Five Years Ended 7/31/06	3.23	2.65	2.72	3.59

Ten Years Ended 7/31/06	4.97	4.41	4.49	5.33

Inception* through 7/31/06	7.04	4.63	4.27	4.97

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 7/31/06	(3.59)%	(4.02)%	(0.58)%	1.24%

Five Years Ended 7/31/06	2.29	2.48	2.72	3.59

Ten Years Ended 7/31/06	4.49	4.41	4.49	5.33

Inception* through 7/31/06	6.82	4.63	4.27	4.97

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (7/31/96 through 7/31/06)	62.45%

Class B (7/31/96 through 7/31/06)	54.01

Class C (7/31/96 through 7/31/06)	55.10

Class Y (7/31/96 through 7/31/06)	68.08

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and Y shares are September 4, 1984, November 6, 1992, June 29, 1993 and February 7, 1996, respectively.

8         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Core Plus Bond Fund, Inc. vs. Lehman Brothers U.S. Aggregate Index,(1) Lehman Brothers Government Bond Index and Lipper Intermediate Investment Grade Debt Funds Category Average† (July 1996 – July 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1996, assuming deduction of the maximum 4.50% initial sales charge at the time of investment and reinvestment of distributions, including returns of capital, if any, at net asset value through July 31, 2006. The Lehman Brothers U.S. Aggregate Index is a benchmark index made up of the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $150 million. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The Lipper Intermediate Investment Grade Debt Funds Category Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is a widely-recognized mutual fund information service. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.
(1)	On March 18, 2005, in connection with the change in the Fund’s investment objective, the Fund’s benchmark was changed from the Lehman Brothers Government Bond Index to the Lehman Brothers U.S. Aggregate Index. The Lehman Brothers U.S. Aggregate Index is a more appropriate benchmark for the Fund than the Lehman Brothers Government Bond Index given the Fund’s new investment objective and policies.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         9

Schedule of Investments (July 31, 2006)

LEGG MASON PARTNERS CORE PLUS BOND FUND, INC.

Face Amount†		Security	Value

MORTGAGE-BACKED SECURITIES — 46.0%
FHLMC — 8.6%
		Federal Home Loan Mortgage Corp. (FHLMC), Gold:
433		5.500% due 5/1/13	$430
2,162,417		6.500% due 9/1/14-1/1/32	2,197,233
3,239,054		6.000% due 3/1/17	3,264,276
5,267,619		4.500% due 1/1/21 (a)	5,020,987
12,000,000		4.500% due 8/17/21 (b)(c)	11,430,000
29,000,000		5.500% due 8/17/21-8/14/36 (b)(c)	28,312,802
3,287,830		5.000% due 8/1/33-9/1/33	3,125,095
20,900,000		5.000% due 8/14/36 (b)(c)	19,763,563

		Total FHLMC	73,114,386

FNMA — 30.1%
		Federal National Mortgage Association (FNMA):
2,530,392		6.500% due 2/1/14-1/1/33	2,571,295
1,152,296		5.500% due 11/1/16-12/1/16	1,144,106
91,900,000		5.000% due 8/17/21-8/14/36 (b)(c)	87,482,808
59,210,000		5.500% due 8/17/21-8/14/36 (b)(c)	57,634,769
33,010,000		6.000% due 8/17/21-9/13/36 (b)(c)	32,908,212
8,448,830		6.000% due 6/1/32 (a)	8,431,587
255,441		6.000% due 6/1/32	254,919
19,446,467		5.500% due 4/1/35 (a)	18,904,291
7,000,000		4.500% due 8/14/36 (b)(c)	6,433,434
38,000,000		6.000% due 8/14/36 (b)(c)	37,762,500
3,000,000		6.500% due 8/14/36 (b)(c)	3,035,625

		Total FNMA	256,563,546

GNMA — 7.3%
		Government National Mortgage Association (GNMA):
19,272		8.500% due 11/15/27	20,728
5,498,261		6.500% due 8/15/31-3/15/32	5,608,643
21,400,000		5.000% due 8/21/36 (b)(c)	20,437,000
36,000,000		6.000% due 8/21/36 (b)(c)	36,011,232

		Total GNMA	62,077,603

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $398,236,171)	391,755,535

Face Amount†	Rating‡
ASSET-BACKED SECURITIES — 6.5%
Home Equity — 4.9%
3,791,729	AAA	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32	3,688,109
3,129,850	AAA	EMC Mortgage Loan Trust, Series 2004-B, Class A1, 5.835% due 1/25/41 (d)(e)	3,141,098

See Notes to Financial Statements.

10         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Home Equity — 4.9% (continued)
7,076,492	AAA	GMAC Mortgage Corp. Loan Trust, Series 2004-HE4, Class A1VN, 5.603% due 3/25/35 (a)(e)	$7,086,443
8,350,000	Aaa(f)	Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/25 (a)(e)	8,207,357
		SACO I Trust:
4,251,388	AAA	Series 2006-1, Class A, 5.555% due 2/25/36 (a)(e)	4,253,972
8,950,000	AAA	Series 2006-3, Class A3, 5.553% due 3/25/36 (a)(e)	8,959,357
6,675,000	AAA	Structured Asset Securities Corp., Series 2005-7XS, Class 1A2B, 5.270% due 4/25/35 (a)	6,621,706

		Total Home Equity	41,958,042

Student Loan — 1.6%
5,762,992	AAA	Bear Stearns Asset Backed Securities Inc., Series 2006-1, Class A, 5.603% due 12/25/35 (a)(e)	5,769,626
7,500,000	AAA	Residential Asset Mortgage Products Inc., Series 2004-RS5, Class A2B3, 5.855% due 5/25/34 (a)(e)	7,567,424

		Total Student Loan	13,337,050

		TOTAL ASSET-BACKED SECURITIES (Cost — $55,500,900)	55,295,092

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.2%
6,980,000	AAA	Banc of America Commercial Mortgage Inc., Series 2006-1, Class A4, 5.372% due 9/10/45 (a)(e)	6,816,494
		Banc of America Funding Corp.:
9,960,795	AAA	5.189% due 6/20/35 (a)(e)	9,984,243
6,817,026	AAA	Series 2005-E, Class 7A1, 5.189% due 6/20/35 (a)(e)	6,848,446
8,855,513	Aaa(f)	Banc of America Mortgage Securities, 5.023% due 7/25/35 (a)(e)	8,701,711
4,470,601	AAA	Bayview Commercial Asset Trust, Series 2006-1A, Class A1, 5.655% due 3/25/36 (a)(d)(e)	4,470,601
		Countrywide Alternative Loan Trust:
7,456,433	AAA	Series 2004-14T2, Class A6, 5.500% due 8/25/34 (a)	7,390,144
11,140,695	AAA	Series 2005-59, Class 1A1, 5.708% due 11/20/35 (a)(e)	11,188,873
9,825,718	AAA	Series 2005-72, Class A1, 5.655% due 1/25/36 (a)(e)	9,841,705
11,675,993	AAA	Series 2006-OA2, Class A5, 5.608% due 5/20/46 (a)(e)	11,695,776
9,400,000	AAA	Series 2006-OC2, Class 2A3, 5.675% due 2/25/36 (a)(e)	9,412,432
10,407,478	AAA	Countrywide Home Loans, Series 2006-OA5, Class 1A1, 5.585% due 3/25/36 (a)(e)	10,410,731
6,980,000	AAA	Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4, 5.609% due 2/15/39 (a)(e)	6,905,833
2,789,321	AAA	Federal Home Loan Mortgage Corp. (FHLMC), Series 2687, Class IA, PAC IO, 5.500% due 9/15/22	81,768
8,788,944	AAA	First Horizon Mortgage Pass Through Trust, Series 2005-AR5, Class 2A1, 5.464% due 11/25/35 (a)(e)	8,713,383
9,257,776	AAA	Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1, 5.615% due 9/25/35 (a)(e)	9,269,081

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         11

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 29.2% (continued)
		Lehman XS Trust:
10,143,923	AAA	Series 2005-5N, Class 3A1A, 5.685% due 11/25/35 (a)(e)	$10,158,761
9,247,744	AAA	Series 2006-4N, Class A2A, 5.605% due 4/25/46 (a)(e)	9,247,744
		MASTR Adjustable Rate Mortgages Trust:
2,402,793	AAA	Series 2004-6, Class 5A1, 4.726% due 7/25/34 (e)	2,359,794
4,500,151	AAA	Series 2006-2, Class 3A1, 4.851% due 1/25/36 (a)(e)	4,417,073
2,586,395	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.492% due 2/25/35 (e)	2,525,436
1,510,000	AAA	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.661% due 5/12/39 (e)	1,514,416
5,069,324	AAA	Residential Accredit Loans Inc., Series 2005-QA7, Class A21, 4.842% due 7/25/35 (a)(e)	4,971,005
7,660,000	AAA	Structured Adjustable Rate Mortgage Loan, Series 2005-20, Class 3A2, 5.250% due 10/25/35 (a)	7,414,673
8,620,181	AAA	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-11, Class 3A, 5.411% due 5/25/35 (a)(e)	8,573,202
11,182,946	AAA	Structured Asset Mortgage Investment Inc., Series 2006-AR3, Class 11A1, 5.595% due 4/25/36 (a)(e)	11,181,509
8,794,985	AAA	Thornburg Mortgage Securities Trust, Series 2006-1, Class A3, 5.555% due 1/25/36 (a)(e)	8,784,617
		Washington Mutual Inc.:
9,665,730	AAA	Series 2005-AR1, Class A1A, 5.705% due 1/25/45 (a)(e)	9,689,400
8,642,300	AAA	Series 2005-AR1, Class A2A1, 5.725% due 1/25/45 (a)(e)	8,658,354
7,442,828	AAA	Series 2005-AR13, Class A1A1, 5.675% due 10/25/45 (a)(e)	7,492,396
7,847,329	AAA	Series 2005-AR13, Class A1B3, 5.745% due 10/25/15 (a)(e)	7,892,167
10,108,549	AAA	Series 2005-AR17, Class A1A2, 5.675% due 12/25/45 (a)(e)	10,151,985
		Wells Fargo Mortgage Backed Securities Trust:
1,221,777	AAA	Series 2004-N, Class A2, 3.599% due 8/25/34 (e)	1,220,405
2,611,441	Aaa(f)	Series 2005-AR4, Class 2A2, 4.531% due 4/25/35 (e)	2,545,482
8,251,652	AAA	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.480% due 8/25/36 (a)(e)	8,251,652

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $249,095,788)	248,781,292

CORPORATE BONDS & NOTES — 28.0%
Aerospace & Defense — 0.1%
		L-3 Communications Corp., Senior Subordinated Notes:
100,000	BB+	7.625% due 6/15/12	101,750
275,000	BB+	6.375% due 10/15/15	265,375
125,000	B+	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	117,813

		Total Aerospace & Defense	484,938

Auto Components — 0.0%
50,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	47,875

See Notes to Financial Statements.

12         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Automobiles — 1.2%
		DaimlerChrysler North America Holding Corp.:
2,000,000	BBB	5.875% due 3/15/11	$1,984,736
2,280,000	BBB	Notes, 4.050% due 6/4/08	2,213,880
		Ford Motor Co.:
		Debentures:
25,000	B+	6.625% due 10/1/28	18,125
30,000	B+	8.900% due 1/15/32	25,350
3,700,000	B+	Notes, 7.450% due 7/16/31	2,738,000
		General Motors Corp., Senior Debentures:
4,080,000	B-	8.250% due 7/15/23	3,386,400
235,000	B-	8.375% due 7/15/33	193,875

		Total Automobiles	10,560,366

Building Products — 0.0%
125,000	CCC	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	123,125
125,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	117,500

		Total Building Products	240,625

Capital Markets — 1.7%
125,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	134,844
1,890,000	A+	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	1,821,830
840,000	A-	Lehman Brothers Holdings E-Capital Trust I, Notes, 5.954% due 8/19/65 (e)	841,330
5,225,000	A+	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10 (a)	5,038,368
6,800,000	A	Morgan Stanley, Subordinated Notes, 4.750% due 4/1/14 (a)	6,325,183
250,000	BB+	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (d)	293,750

		Total Capital Markets	14,455,305

Chemicals — 0.0%
100,000	BB-	Arco Chemical Co., Debentures, 9.800% due 2/1/20	116,000
100,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	108,000
50,000	B	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	52,313
25,000	BB	IMC Global Inc., Senior Notes, 10.875% due 8/1/13	27,750
50,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	54,687

		Total Chemicals	358,750

Commercial Banks — 2.5%
		Glitnir Banki HF:
980,000	A-	Notes, 6.330% due 7/28/11 (d)	984,465
2,040,000	BBB+	Subordinated Notes, 6.693% due 6/15/16 (d)(e)	2,047,405
6,800,000	A	HSBC Finance Capital Trust IX, 5.911% due 11/30/35 (a)(e)	6,636,365

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         13

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Commercial Banks — 2.5% (continued)
1,300,000	BBB-	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (d)(e)	$1,326,639
1,605,000	BBB-	Shinsei Finance Cayman Ltd., Bonds, 6.418% due 7/20/16 (d)(e)	1,557,476
4,620,000	A	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (a)	4,460,684
4,270,000	AA	Wells Fargo & Co., Senior Notes, 4.200% due 1/15/10	4,110,486

		Total Commercial Banks	21,123,520

Commercial Services & Supplies — 0.3%
150,000	BB-	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13	152,250
100,000	B-	Cardtronics Inc., Senior Subordinated Notes, 9.250% due 8/15/13 (d)	100,750
200,000	BB-	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	190,000
2,180,000	BBB	Waste Management Inc., 6.375% due 11/15/12	2,249,505

		Total Commercial Services & Supplies	2,692,505

Communications Equipment — 0.1%
550,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	471,625

Construction Materials — 0.0%
75,000	BB-	Texas Industries Inc., Senior Notes, 7.250% due 7/15/13	75,469

Consumer Finance — 4.2%
		Ford Motor Credit Co.:
11,620,000	B+	Notes, 7.375% due 10/28/09 (a)	10,968,513
		Senior Notes:
4,400,000	B+	5.800% due 1/12/09	4,092,911
40,000	B+	10.486% due 6/15/11 (d)(e)	40,604
		General Motors Acceptance Corp.:
540,000	BB	Bonds, 8.000% due 11/1/31	530,993
430,000	BB	Global Notes, 5.125% due 5/9/08	414,514
610,000	BB	Medium-Term Notes, 4.375% due 12/10/07	589,456
		Notes:
11,070,000	BB	6.125% due 8/28/07 (a)	10,995,167
3,900,000	BB	5.625% due 5/15/09	3,731,017
45,000	BB	7.250% due 3/2/11	44,155
620,000	BB	Senior Notes, 5.850% due 1/14/09	596,138
		MBNA Corp.:
3,150,000	AA-	Medium-Term Notes, 6.250% due 1/17/07	3,160,272
750,000	AA-	Notes, 4.625% due 9/15/08	737,896

		Total Consumer Finance	35,901,636

Containers & Packaging — 0.1%
100,000	B-	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	109,750
		Graphic Packaging International Corp.:
60,000	B-	Senior Notes, 8.500% due 8/15/11	60,600

See Notes to Financial Statements.

14         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Containers & Packaging — 0.1% (continued)
165,000	B-	Senior Subordinated Notes, 9.500% due 8/15/13	$165,825
125,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	130,000
		Owens-Brockway Glass Container Inc., Senior Notes:
150,000	B	8.250% due 5/15/13	152,625
50,000	B	6.750% due 12/1/14	47,125
25,000	B	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	24,750
100,000	CCC+	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	95,625

		Total Containers & Packaging	786,300

Diversified Financial Services — 4.0%
1,400,000	BBB+	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	1,343,313
400,000	BBB+	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10	439,000
5,500,000	A+	Bank of America Corp., Subordinated Notes, 7.400% due 1/15/11 (a)	5,899,575
100,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (d)	96,250
930,000	AA-	Credit Suisse First Boston USA Inc., Notes, 4.875% due 8/15/10	908,462
2,780,000	B+	El Paso Performance-Link, Notes, 7.750% due 7/15/11 (d)	2,811,275
4,730,000	AAA	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09 (a)	4,567,813
162,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	172,125
150,000	B	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Second Priority, Senior Secured Notes, 9.000% due 7/15/14	154,125
800,000	A	ILFC E-Capital Trust I, 5.900% due 12/21/65 (d)(e)	792,293
6,050,000	A	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12 (a)	6,341,864
100,000	B-	Nell AF SARL, Senior Subordinated Notes, 8.375% due 8/15/15 (d)	97,625
9,143,000	B+	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-1-2006, 7.548% due 5/1/16 (a)(d)	8,986,792
1,520,000	BB+	TNK-BP Finance SA, 7.500% due 7/18/16 (d)	1,539,673
150,000	CCC+	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.885% due 10/1/15	106,875
75,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	72,937

		Total Diversified Financial Services	34,329,997

Diversified Telecommunication Services — 1.8%
2,045,000	A-	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	1,956,795
350,000	B	Intelsat Ltd., Senior Discount Notes, step bond to yield 9.232% due 2/1/15 (d)	238,875
1,700,000	BBB+	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	1,815,505
300,000	B-	NTL Cable PLC, Senior Notes, 8.750% due 4/15/14	306,000
50,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	51,062
4,500,000	BBB+	Telecom Italia Capital SA, Notes, 5.250% due 10/1/15	4,143,861
2,000,000MXN	BBB+	Telefonos de Mexico SA de CV, Senior Notes, 8.750% due 1/31/16	175,841
6,305,000	A	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13 (a)	6,229,290

		Total Diversified Telecommunication Services	14,917,229

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         15

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Electric Utilities — 0.9%
100,000	BB-	Allegheny Energy Supply Co. LLC, Senior Notes, 8.250% due 4/15/12 (d)	$107,000
2,500,000	BBB	Exelon Corp., Bonds, 5.625% due 6/15/35	2,250,700
		FirstEnergy Corp., Notes:
1,300,000	BBB-	Series B, 6.450% due 11/15/11	1,337,718
2,620,000	BBB-	Series C, 7.375% due 11/15/31	2,876,291
1,400,000	BBB	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	1,355,288

		Total Electric Utilities	7,926,997

Energy Equipment & Services — 0.1%
88,000	B-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	84,480
25,000	BB+	Grant Prideco Inc., Senior Notes, Series B, 6.125% due 8/15/15	23,688
125,000	B	Hanover Compressor Co., Senior Notes, 8.625% due 12/15/10	129,687
125,000	B	Universal Compression Inc., Senior Notes, 7.250% due 5/15/10	125,938

		Total Energy Equipment & Services	363,793

Food Products — 0.1%
200,000	B	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	208,500
225,000	B	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13	202,500

		Total Food Products	411,000

Health Care Providers & Services — 0.3%
125,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	118,438
225,000	B	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	216,281
		Extendicare Health Services Inc.:
75,000	B+	Senior Notes, 9.500% due 7/1/10	78,656
75,000	B	Senior Subordinated Notes, 6.875% due 5/1/14	78,375
		HCA Inc.:
300,000	BB+	Notes, 6.500% due 2/15/16	240,375
1,430,000	BB+	Senior Notes, 5.750% due 3/15/14	1,126,125
200,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	193,000
150,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 7.750% due 7/15/15	146,250
175,000	B	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	168,000
300,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	288,000

		Total Health Care Providers & Services	2,653,500

Hotels, Restaurants & Leisure — 0.4%
		Boyd Gaming Corp., Senior Subordinated Notes:
100,000	B+	7.750% due 12/15/12	100,000
100,000	B+	6.750% due 4/15/14	94,250
400,000	BB+	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	422,000
100,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	99,500

See Notes to Financial Statements.

16         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 0.4% (continued)
75,000	B-	Gaylord Entertainment Co., Senior Notes, 8.000% due 11/15/13	$76,406
50,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	48,125
275,000	BB	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	288,233
190,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	182,400
95,000	B	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	100,463
225,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	209,250
		MGM MIRAGE Inc., Senior Notes:
250,000	BB	6.750% due 9/1/12	243,125
125,000	BB	6.625% due 7/15/15	118,594
100,000	BB	Mirage Resorts Inc., Debentures, 7.250% due 8/1/17	96,000
125,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	119,375
150,000	B+	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	141,750
		Pinnacle Entertainment Inc., Senior Subordinated Notes:
75,000	B-	8.250% due 3/15/12	75,188
50,000	B-	8.750% due 10/1/13	52,875
125,000	B+	Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12	117,187
125,000	BB	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	122,500
225,000	BBB-	Starwood Hotels & Resorts Worldwide Inc., Senior Notes, 7.875% due 5/1/12	238,500
275,000	B+	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	254,375
50,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	50,750

		Total Hotels, Restaurants & Leisure	3,250,846

Household Durables — 0.0%
100,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	102,500
75,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	75,375

		Total Household Durables	177,875

Household Products — 0.0%
		Spectrum Brands Inc., Senior Subordinated Notes:
100,000	CCC	8.500% due 10/1/13	80,250
151,000	CCC	7.375% due 2/1/15	114,383

		Total Household Products	194,633

Independent Power Producers & Energy Traders — 0.6%
		AES Corp., Senior Notes:
275,000	B	8.875% due 2/15/11	291,500
125,000	B	7.750% due 3/1/14	126,875

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         17

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Independent Power Producers & Energy Traders — 0.6% (continued)
		Duke Energy Corp., Senior Notes:
1,500,000	BBB	4.200% due 10/1/08	$1,457,653
1,240,000	BBB	5.625% due 11/30/12	1,232,802
450,000	B-	Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26	396,000
		NRG Energy Inc., Senior Notes:
85,000	B-	7.250% due 2/1/14	83,406
250,000	B-	7.375% due 2/1/16	245,000
340,000	BBB-	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	344,656
		TXU Corp., Senior Notes:
540,000	BB+	Series P, 5.550% due 11/15/14	495,978
660,000	BB+	Series R, 6.550% due 11/15/34	590,723

		Total Independent Power Producers & Energy Traders	5,264,593

Industrial Conglomerates — 0.6%
75,000	B	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	76,125
48,000	B	Koppers Inc., Senior Notes, 9.875% due 10/15/13	52,200
175,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	185,062
4,500,000	BBB+	Tyco International Group SA, Notes, 6.000% due 11/15/13 (a)	4,532,319

		Total Industrial Conglomerates	4,845,706

Internet & Catalog Retail — 0.0%
100,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	96,750

IT Services — 0.3%
2,160,000	BBB-	Electronic Data Systems Corp., 7.125% due 10/15/09	2,239,374
50,000	B-	Sungard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	51,312

		Total IT Services	2,290,686

Machinery — 0.0%
49,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	53,165
206,000	B+	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	205,485

		Total Machinery	258,650

Media — 2.5%
75,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	81,375
214,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	193,135
200,000	CCC-	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	203,000
375,000	CCC-	CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes, 8.750% due 11/15/13	374,062
175,000	B-	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (d)	177,187
50,000	BB-	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (d)	50,313
860,000	BBB+	Comcast Cable Communications, Inc., Notes, 8.875% due 5/1/17	1,012,817

See Notes to Financial Statements.

18         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Media — 2.5% (continued)
		Comcast Corp., Notes:
3,260,000	BBB+	6.500% due 1/15/15	$3,320,434
290,000	BBB+	6.500% due 1/15/17	294,512
		CSC Holdings Inc.:
125,000	B+	Senior Debentures, 7.625% due 7/15/18	124,687
		Senior Notes:
100,000	B+	7.250% due 4/15/12 (d)	97,125
		Series B:
125,000	B+	8.125% due 7/15/09	128,594
25,000	B+	7.625% due 4/1/11	25,281
		DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
81,000	BB-	8.375% due 3/15/13	85,253
270,000	BB-	6.375% due 6/15/15	251,437
		EchoStar DBS Corp., Senior Notes:
475,000	BB-	6.625% due 10/1/14	459,562
15,000	BB-	7.125% due 2/1/16 (d)	14,813
200,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	186,750
4,350,000	BB+	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (a)	4,565,821
125,000	B-	LIN Television Corp., Series B, 6.500% due 5/15/13	114,531
50,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	53,500
125,000	B	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes, 8.500% due 10/15/15	123,437
4,500,000	BBB	News America Inc., Notes, 5.300% due 12/15/14 (a)	4,323,730
25,000	CCC+	Nexstar Finance Inc., Senior Subordinated Notes, 7.000% due 1/15/14	22,688
		R.H. Donnelley Corp.:
		Senior Discount Notes:
125,000	B	Series A-1, 6.875% due 1/15/13	114,063
200,000	B	Series A-2, 6.875% due 1/15/13	182,500
300,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	300,375
50,000	BB+	Rogers Cable Inc., Senior Secured Notes, 6.250% due 6/15/13	47,750
80,000	B	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	81,200
3,875,000	BBB+	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	4,178,715
150,000	B+	Videotron Ltee, Senior Notes, 6.375% due 12/15/15	137,250

		Total Media	21,325,897

Metals & Mining — 0.0%
50,000	B+	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	54,875

Multi-Utilities — 0.3%
2,290,000	BBB	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	2,259,190

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         19

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Multiline Retail — 0.0%
100,000	B-	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	$90,750
75,000	B-	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	79,969

		Total Multiline Retail	170,719

Office Electronics — 0.0%
225,000	B+	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	228,375

Oil, Gas & Consumable Fuels — 3.9%
2,000,000	BBB-	Amerada Hess Corp., Notes, 7.300% due 8/15/31	2,169,002
1,910,000	BBB+	Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31	2,111,686
		Chesapeake Energy Corp., Senior Notes:
125,000	BB	6.375% due 6/15/15	118,125
225,000	BB	6.625% due 1/15/16	215,438
25,000	BB	6.500% due 8/15/17	23,375
100,000	BB	6.250% due 1/15/18	92,375
2,340,000	AA	ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07	2,290,394
4,350,000	A-	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (a)	4,837,957
2,350,000	BBB	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	2,471,314
		El Paso Corp., Medium-Term Notes:
200,000	B	7.800% due 8/1/31	199,000
3,285,000	B	7.750% due 1/15/32	3,285,000
200,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	196,000
550,000	BB+	Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	664,840
150,000	B+	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	138,000
250,000	B	Inergy L.P./Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	236,875
3,850,000	BB+	Kerr-McGee Corp., Notes, 7.875% due 9/15/31 (a)	4,466,970
		Kinder Morgan Energy Partners LP:
1,310,000	BBB+	6.750% due 3/15/11	1,349,791
300,000	BBB+	Senior Notes, 6.300% due 2/1/09	302,788
		Pemex Project Funding Master Trust, Notes:
225,000	BBB	5.750% due 12/15/15 (d)	214,635
1,677,000	BBB	6.625% due 6/15/35 (d)	1,611,402
100,000	B+	Pogo Producing Co., Senior Subordinated Notes, 6.875% due 10/1/17	95,125
		Stone Energy Corp., Senior Subordinated Notes:
50,000	B-	8.250% due 12/15/11	51,375
50,000	B-	6.750% due 12/15/14	51,250
200,000	BB-	Swift Energy Co., Senior Notes, 7.625% due 7/15/11	201,000
100,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	98,500
2,850,000	BB-	Williams Cos. Inc., Notes, 8.750% due 3/15/32	3,092,250
		XTO Energy Inc., Senior Notes:
340,000	BBB	7.500% due 4/15/12	366,343
2,190,000	BBB	6.250% due 4/15/13	2,219,703

		Total Oil, Gas & Consumable Fuels	33,170,513

See Notes to Financial Statements.

20         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Paper & Forest Products — 0.5%
		Abitibi-Consolidated Inc.:
100,000	B+	Notes, 7.750% due 6/15/11	$92,000
50,000	B+	Senior Notes, 8.375% due 4/1/15	45,937
300,000	B+	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	266,250
100,000	B+	Catalyst Paper Corp., Senior Notes, Series D, 8.625% due 6/15/11	98,000
3,950,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	4,078,474

		Total Paper & Forest Products	4,580,661

Pharmaceuticals — 0.0%
180,000	BB-	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	171,900
75,000	CCC+	Warner Chilcott Corp., Senior Subordinated Notes, 8.750% due 2/1/15	74,813

		Total Pharmaceuticals	246,713

Real Estate Investment Trusts (REITs) — 0.1%
200,000	B	Felcor Lodging LP, Senior Notes, 8.500% due 6/1/11	211,500
		Host Marriott LP, Senior Notes:
325,000	BB	7.125% due 11/1/13	327,031
125,000	BB	Series O, 6.375% due 3/15/15	118,906
250,000	BB	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 1/15/16	239,375

		Total Real Estate Investment Trusts (REITs)	896,812

Specialty Retail — 0.0%
125,000	B-	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	135,625

Textiles, Apparel & Luxury Goods — 0.1%
300,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	309,000
75,000	B-	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	71,063

		Total Textiles, Apparel & Luxury Goods	380,063

Thrifts & Mortgage Finance — 0.2%
1,610,000	A	Countrywide Home Loans Inc., 5.380% due 2/27/08 (e)	1,611,393

Tobacco — 0.4%
3,390,000	BBB	Altria Group Inc., Notes, 7.000% due 11/4/13	3,646,053

Wireless Telecommunication Services — 0.7%
100,000	BB-	American Tower Corp., Senior Notes, 7.125% due 10/15/12	101,000
		Centennial Communications Corp., Senior Notes:
100,000	CCC	11.258% due 1/1/13 (e)	103,500
175,000	CCC	10.125% due 6/15/13	185,500
125,000	CCC	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., Senior Notes, 8.125% due 2/1/14 (e)	122,188
50,000	B-	iPCS Inc., Senior Notes, 11.500% due 5/1/12	56,250

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         21

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Wireless Telecommunication Services — 0.7% (continued)
675,000	BBB+	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15	$692,231
3,800,000	BBB+	Sprint Capital Corp., Notes, 8.375% due 3/15/12	4,223,806

		Total Wireless Telecommunication Services	5,484,475

		TOTAL CORPORATE BONDS & NOTES (Cost — $242,767,623)	238,372,533

SOVEREIGN BONDS — 2.7%
Brazil — 0.7%
		Federative Republic of Brazil:
500,000	BB	10.125% due 5/15/27	652,750
441,000	BB	11.000% due 8/17/40	566,023
		Collective Action Securities:
250,000	BB	8.750% due 2/4/25	289,063
4,076,000	BB	Notes, 8.000% due 1/15/18 (a)	4,419,403

		Total Brazil	5,927,239

Colombia — 0.2%
		Republic of Colombia:
300,000	BB	10.000% due 1/23/12	345,750
727,000	BB	11.750% due 2/25/20	1,003,260
175,000	BB	10.375% due 1/28/33	231,000

		Total Colombia	1,580,010

Mexico — 0.8%
		United Mexican States:
475,000	BBB	8.125% due 12/30/19	554,800
		Medium-Term Notes, Series A:
1,925,000	BBB	6.375% due 1/16/13	1,981,787
630,000	BBB	5.875% due 1/15/14	629,843
3,191,000	BBB	7.500% due 4/8/33	3,551,583

		Total Mexico	6,718,013

Panama — 0.1%
		Republic of Panama:
350,000	BB	9.375% due 7/23/12	401,012
275,000	BB	8.875% due 9/30/27	325,875
196,000	BB	9.375% due 4/1/29	241,570
117,000	BB	6.700% due 1/26/36	111,443

		Total Panama	1,079,900

See Notes to Financial Statements.

22         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Rating‡	Security	Value

Russia — 0.9%
		Russian Federation:
311,111	BBB	8.250% due 3/31/10 (d)	$324,528
200,000	BBB	11.000% due 7/24/18 (d)	281,500
6,590,000	BBB	5.000% due 3/31/30 (a)(d)	7,176,839

		Total Russia	7,782,867

		TOTAL SOVEREIGN BONDS (Cost — $23,162,808)	23,088,029

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 11.2%
U.S. Government Agencies — 5.2%
1,200,000		Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	1,200,850
10,000,000		Federal Home Loan Mortgage Corp. (FHLMC), 6.875% due 9/15/10 (a)	10,595,960
		Federal National Mortgage Association (FNMA):
1,500,000		3.625% due 3/15/07	1,483,443
3,240,000		5.550% due 7/16/07	3,239,945
10,000,000		6.625% due 9/15/09 (a)	10,407,210
15,000,000		6.000% due 5/15/11 (a)	15,467,685
2,200,000		Tennessee Valley Authority, Notes, 5.375% due 4/1/56	2,129,628

		Total U.S. Government Agencies	44,524,721

U.S. Government Obligations — 6.0%
		U.S. Treasury Bonds:
11,800,000		8.000% due 11/15/21 (a)	15,303,125
920,000		6.250% due 8/15/23	1,030,473
4,908,000		4.500% due 2/15/36 (a)	4,481,235
		U.S. Treasury Notes:
3,225,000		4.625% due 2/29/08	3,206,608
1,290,000		4.625% due 3/31/08	1,282,291
4,440,000		4.500% due 2/28/11 (a)	4,366,984
1,050,000		4.875% due 4/30/11	1,048,278
790,000		4.500% due 2/15/16	761,178
4,030,000		5.125% due 5/15/16	4,073,137
40,280,000		U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.229% due 11/15/24 (a)	15,668,275

		Total U.S. Government Obligations	51,221,584

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $96,625,584)	95,746,305

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         23

Schedule of Investments (July 31, 2006) (continued)

Face Amount†	Security	Value
U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.1%
	U.S. Treasury Bonds, Inflation Indexed:
14,505,822	2.000% due 1/15/16 (a)	$14,002,093
4,223,214	2.000% due 1/15/26	3,946,893

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $18,551,131)	17,948,986

Contracts
PURCHASED OPTION — 0.0%
208	Eurodollar Futures, Call @ 94.50, expires 8/11/06 (Cost — $14,040)	31,200

Warrants
WARRANT — 0.0%
4,250	United Mexican States, Series XW10, expires 10/10/06* (Cost — $10,625)	15,937

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $1,083,964,670)	1,071,034,909

Face Amount
SHORT-TERM INVESTMENTS — 13.6%
Repurchase Agreement — 12.8%
$108,744,000	Merrill Lynch, Pierce, Fenner & Smith Inc. repurchase agreement dated 7/31/06, 5.250% due 8/1/06; Proceeds at maturity - $108,759,859; (Fully collateralized by U.S. Treasury Note, 5.125% due 6/30/11; Market value - $110,920,733) (Cost — $108,744,000)	108,744,000

U.S. Government Agency — 0.1%
1,310,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.052% to 5.053% due 9/25/06 (g) (Cost — $1,300,073)	1,300,073

Sovereign Bonds — 0.7%
5,700,000	Government of Canada, 4.962% due 9/20/06 (g) (Cost — $5,661,525)	5,661,525

	TOTAL SHORT-TERM INVESTMENTS (Cost — $115,705,598)	115,705,598

	TOTAL INVESTMENTS — 139.3% (Cost — $1,199,670,268#)	1,186,740,507
	Liabilities in Excess of Other Assets — (39.3)%	(334,641,547)

	TOTAL NET ASSETS — 100.0%	$852,098,960

See Notes to Financial Statements.

24         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Schedule of Investments (July 31, 2006) (continued)

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is segregated for open futures contracts, written options, TBA’s and/or mortgage dollar rolls.
(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(c)	All or a portion of this security was acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2006.
(f)	Rating by Moody’s Investors Service. All ratings are unaudited.
(g)	Rate shown represents yield to maturity.
#	Aggregate cost for federal income tax purposes is $1,201,800,319.

See page 26 for definitions of ratings.

Abbreviations used in this schedule:
IO	—Interest Only
MASTR	—Mortgage Asset Securitization Transactions Inc.
MXN	—Mexican Peso
PAC	—Planned Amortization Class

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
6	Eurodollar Futures, Call	9/18/06	$94.75	$75
201	U.S. Treasury Notes 10 Year Futures, Call	11/21/06	107.00	113,062
298	U.S. Treasury Notes 10 Year Futures, Call	11/21/06	108.00	88,469
80	U.S. Treasury Notes 10 Year Futures, Put	11/21/06	102.00	7,500
80	U.S. Treasury Notes 10 Year Futures, Put	11/21/06	101.00	3,750

	TOTAL OPTIONS WRITTEN (Premiums received — $145,242)			$212,856

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         25

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be rated as having externally poor prospect of even attaining any real investment standing.
NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

26         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Statement of Assets and Liabilities (July 31, 2006)

ASSETS:
Investments, at value (Cost — $1,090,926,268)	$1,077,996,507
Repurchase agreement, at value (Cost — $108,744,000)	108,744,000
Cash	330
Receivable for securities sold	47,442,367
Interest receivable	6,364,452
Receivable for Fund shares sold	77,920
Receivable from broker — variation margin on open futures contracts	20,693
Prepaid expenses	16,790

Total Assets	1,240,663,059

LIABILITIES:
Payable for securities purchased	384,390,460
Distributions payable	3,190,630
Investment management fee payable	453,512
Options written, at value (premiums received $145,242)	212,856
Deferred dollar roll income	88,022
Payable for Fund shares repurchased	85,062
Deferred compensation payable	17,382
Distribution fees payable	15,573
Directors’ fees payable	331
Accrued expenses	110,271

Total Liabilities	388,564,099

Total Net Assets	$852,098,960

NET ASSETS:
Par value (Note 6)	$70,660
Paid-in capital in excess of par value	902,754,880
Undistributed net investment income	1,464,715
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(38,979,671)
Net unrealized depreciation on investments, futures contracts, options written and foreign currencies	(13,211,624)

Total Net Assets	$852,098,960

Shares Outstanding:
Class A	12,745,001

Class B	1,028,629

Class C	496,571

Class Y	56,389,803

Net Asset Value:
Class A (and redemption price)	$12.06

Class B *	$12.06

Class C *	$12.06

Class Y (and redemption price)	$12.06

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$12.63

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         27

Statement of Operations (For the year ended July 31, 2006)

INVESTMENT INCOME:
Interest	$47,086,082

EXPENSES:
Investment management fee (Note 2)	5,085,038
Distribution fees (Notes 2 and 4)	585,678
Administration fees (Note 2)	560,772
Transfer agent fees (Notes 2 and 4)	165,063
Legal fees	94,479
Shareholder reports (Note 4)	92,829
Custody fees	69,836
Registration fees	41,547
Audit and tax	34,275
Directors’ fees	21,342
Insurance	20,536
Miscellaneous expenses	25,976

Total Expenses	6,797,371
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(55,412)

Net Expenses	6,741,959

Net Investment Income	40,344,123

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(18,457,388)
Futures contracts	(302,520)
Options written	329,431
Foreign currency transactions	600

Net Realized Loss	(18,429,877)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(11,777,508)
Futures contracts	(427,416)
Options written	(67,614)
Foreign currencies	26

Change in Net Unrealized Appreciation/Depreciation	(12,272,512)

Net Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(30,702,389)

Increase in Net Assets From Operations	$9,641,734

See Notes to Financial Statements.

28         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)

	2006	2005
OPERATIONS:
Net investment income	$40,344,123	$17,267,520
Net realized gain (loss)	(18,429,877)	2,529,558
Change in net unrealized appreciation/depreciation	(12,272,512)	(4,616,911)

Increase in Net Assets From Operations	9,641,734	15,180,167

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(42,843,960)	(18,955,780)

Decrease in Net Assets From Distributions to Shareholders	(42,843,960)	(18,955,780)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	264,428,842	456,043,104
Reinvestment of distributions	5,691,762	6,103,458
Cost of shares repurchased	(147,845,864)	(125,898,734)

Increase in Net Assets From Fund Share Transactions	122,274,740	336,247,828

Increase in Net Assets	89,072,514	332,472,215
NET ASSETS:
Beginning of year	763,026,446	430,554,231

End of year*	$852,098,960	$763,026,446

* Includes undistributed net investment income of:	$1,464,715	$1,100,489

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         29

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended July 31:

Class A Shares(1)	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$12.49		$12.57		$12.50		$12.87	$12.56

Income (Loss) From Operations:
Net investment income	0.51		0.45		0.42		0.37	0.59
Net realized and unrealized gain (loss)	(0.39)		(0.05)		0.05		(0.22)	0.29

Total Income From Operations	0.12		0.40		0.47		0.15	0.88

Less Distributions From:
Net investment income	(0.55)		(0.48)		(0.40)		(0.45)	(0.57)
Return of capital	—		—		—		(0.07)	—

Total Distributions	(0.55)		(0.48)		(0.40)		(0.52)	(0.57)

Net Asset Value, End of Year	$12.06		$12.49		$12.57		$12.50	$12.87

Total Return(2)	0.97%		3.22%		3.77%		1.15%	7.17%

Net Assets, End of Year (000s)	$153,653		$186,585		$215,950		$252,312	$277,136

Ratios to Average Net Assets:
Gross expenses	1.04%		1.07%		1.04%		1.02%	1.05%
Net expenses	1.02	(3)	1.05	(3)	1.04		1.02	1.05
Net investment income	4.19		3.58		3.34		2.87	4.67

Portfolio Turnover Rate	139	%(4)	169	%(4)	40	%(4)	457%	335%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 458%, 660% and 855% for the years ended July 31, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

30         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended July 31:

Class B Shares(1)	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$12.50		$12.57		$12.51		$12.88	$12.57

Income (Loss) From Operations:
Net investment income	0.44		0.38		0.35		0.30	0.52
Net realized and unrealized gain (loss)	(0.40)		(0.04)		0.04		(0.21)	0.29

Total Income From Operations	0.04		0.34		0.39		0.09	0.81

Less Distributions From:
Net investment income	(0.48)		(0.41)		(0.33)		(0.39)	(0.50)
Return of capital	—		—		—		(0.07)	—

Total Distributions	(0.48)		(0.41)		(0.33)		(0.46)	(0.50)

Net Asset Value, End of Year	$12.06		$12.50		$12.57		$12.51	$12.88

Total Return(2)	0.32%		2.73%		3.13%		0.62%	6.60%

Net Assets, End of Year (000s)	$12,406		$18,163		$24,140		$36,266	$38,431

Ratios to Average Net Assets:
Gross expenses	1.61%		1.64%		1.57%		1.53%	1.56%
Net expenses	1.58	(3)	1.62	(3)	1.57		1.53	1.56
Net investment income	3.60		3.02		2.78		2.35	4.13

Portfolio Turnover Rate	139	%(4)	169	%(4)	40	%(4)	457%	335%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 458%, 660% and 855% for the years ended July 31, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         31

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended July 31:

Class C Shares(1)	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$12.50		$12.57		$12.51		$12.88	$12.57

Income (Loss) From Operations:
Net investment income	0.45		0.39		0.35		0.30	0.53
Net realized and unrealized gain (loss)	(0.41)		(0.04)		0.04		(0.20)	0.29

Total Income From Operations	0.04		0.35		0.39		0.10	0.82

Less Distributions From:
Net investment income	(0.48)		(0.42)		(0.33)		(0.40)	(0.51)
Return of capital	—		—		—		(0.07)	—

Total Distributions	(0.48)		(0.42)		(0.33)		(0.47)	(0.51)

Net Asset Value, End of Year	$12.06		$12.50		$12.57		$12.51	$12.88

Total Return(2)	0.38%		2.79%		3.17%		0.71%	6.69%

Net Assets, End of Year (000s)	$5,990		$9,238		$11,233		$20,796	$21,740

Ratios to Average Net Assets:
Gross expenses	1.54%		1.56%		1.52%		1.50%	1.46%
Net expenses	1.51	(3)	1.54	(3)	1.52		1.50	1.46
Net investment income	3.66		3.09		2.80		2.35	4.17

Portfolio Turnover Rate	139	%(4)	169	%(4)	40	%(4)	457%	335%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 458%, 660% and 855% for the years ended July 31, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

32         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended July 31:

Class Y Shares(1)	2006		2005		2004		2003	2002
Net Asset Value, Beginning of Year	$12.50		$12.56		$12.50		$12.87	$12.56

Income (Loss) From Operations:
Net investment income	0.56		0.49		0.47		0.41	0.63
Net realized and unrealized gain (loss)	(0.41)		(0.03)		0.03		(0.21)	0.29

Total Income From Operations	0.15		0.46		0.50		0.20	0.92

Less Distributions From:
Net investment income	(0.59)		(0.52)		(0.44)		(0.50)	(0.61)
Return of capital	—		—		—		(0.07)	—

Total Distributions	(0.59)		(0.52)		(0.44)		(0.57)	(0.61)

Net Asset Value, End of Year	$12.06		$12.50		$12.56		$12.50	$12.87

Total Return(2)	1.24%		3.74%		4.03%		1.49%	7.55%

Net Assets, End of Year (000s)	$680,050		$549,040		$179,231		$143,706	$125,474

Ratios to Average Net Assets:
Gross expenses	0.66%		0.70%		0.71%		0.69%	0.70%
Net expenses	0.66	(3)	0.69	(3)	0.71		0.69	0.70
Net investment income	4.58		3.94		3.72		3.15	5.01

Portfolio Turnover Rate	139	%(4)	169	%(4)	40	%(4)	457%	335%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Reflects fee waivers and/or expense reimbursements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 458%, 660% and 855% for the years ended July 31, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         33

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Core Plus Bond Fund, Inc. (formerly known as Smith Barney Core Plus Bond Fund Inc.) (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value

34         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         35

Notes to Financial Statements (continued)

underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(h) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk

36         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$2,864,063	$(2,864,063)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment adviser and administrator, Smith Barney Fund Management LLC (“SBFM”) and the Fund’s then sub-adviser, Citigroup Asset Management Limited (“Sub-adviser”), previously indirect wholly-owned subsidiaries of Citigroup, became a wholly-owned subsidiaries of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory, administrative and sub-advisory contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM and a new sub-advisory contract between SBFM and the Sub-adviser, both of which became effective on December 1, 2005.

Prior to December 1, 2005, the Fund paid SBFM an investment management fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets up to $500 million and 0.42% in excess of $500 million and an administration fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% in excess of $500 million.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         37

Notes to Financial Statements (continued)

Effective December 1, 2005, as a result of the termination of the administrative contract, the administration fee was no longer applicable.

Pursuant to the sub-advisory agreement, the Sub-adviser is responsible for the day-to-day fund operations and investment decisions of the Fund. SBFM pays the Sub-adviser a sub-advisory fee calculated at the annual rate of 0.450% of the Fund’s average daily net assets up to $500 million and 0.415% in excess of $500 million.

Under the new investment management agreement, which became effective December 1, 2005, the Fund pays SBFM a management fee for advisory and administrative services, which is calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net asset up to $500 million and 0.60% in excess of $500 million.

During the year ended July 31, 2006, SBFM waived a portion of its investment management fee in the amount of $21,594. In addition, during the year ended July 31, 2006, the Fund was reimbursed for expenses in the amount of $33,818.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended July 31, 2006, the Fund paid transfer agent fees of $93,326 to CTB. In addition, for the period ended July 31, 2006, the Fund also paid $7,241 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended July 31, 2006, LMIS, and CGM and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2006, CDSCs paid to LMIS, and CGM and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$12,000	$0	*

*	Amount represents less than $1,000.

38         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its members, effective January 1, 2007. This change will have no effect on fees previously deferred. As of July 31, 2006, the Fund had accrued $17,382 as deferred compensation payable under the Plan.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended July 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$657,130,313	$1,036,899,143

Sales	338,178,423	974,542,340

At July 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,135,968
Gross unrealized depreciation	(17,195,780)

Net unrealized depreciation	$(15,059,812)

At July 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2 Year Notes	272	9/06	$55,344,863	$55,343,500	$(1,363)
U.S. Treasury 5 Year Notes	358	9/06	37,261,712	37,310,312	48,600

					47,237

Contracts to Sell:
U.S. Treasury 10 Year Notes	456	9/06	$48,088,738	$48,350,250	(261,512)

Net Unrealized Loss on Open Futures Contracts					$(214,275)

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         39

.

Notes to Financial Statements (continued)

During the year ended July 31, 2006, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding July 31, 2005	—	—
Options written	3,222	$778,027
Options closed	(2,557)	(632,785)
Options expired	—	—

Options written, outstanding July 31, 2006	665	$145,242

During the year ended July 31, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $3,007,355,335. For the year ended July 31, 2006, the Fund recorded interest income of $2,502,487 related to such mortgage rolls. At July 31, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $314,562,391.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$420,281	$137,612	$75,774
Class B	112,884	19,336	9,890
Class C	52,513	7,930	5,165
Class Y	—	185	2,000

Total	$585,678	$165,063	$92,829

5.	Distributions to Shareholders by Class

	Year Ended July 31, 2006	Year Ended July 31, 2005
Net Investment Income
Class A	$7,431,718	$7,743,863
Class B	575,072	677,809
Class C	289,820	340,845
Class Y	34,547,350	10,193,263

Total	$42,843,960	$18,955,780

40         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

6.	Capital Shares

At July 31, 2006, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	304,965	$3,729,299	423,805	$5,357,846
Shares issued on reinvestment	421,016	5,139,760	420,696	5,305,762
Shares repurchased	(2,915,984)	(35,749,688)	(3,094,826)	(39,028,222)

Net Decrease	(2,190,003)	$(26,880,629)	(2,250,325)	$(28,364,614)

Class B
Shares sold	27,407	$335,356	74,768	$944,764
Shares issued on reinvestment	30,999	378,790	36,318	458,399
Shares repurchased	(483,053)	(5,919,340)	(577,799)	(7,292,856)

Net Decrease	(424,647)	$(5,205,194)	(466,713)	$(5,889,693)

Class C
Shares sold	21,952	$270,036	90,744	$1,143,416
Shares issued on reinvestment	14,163	173,212	17,394	219,524
Shares repurchased	(278,730)	(3,419,761)	(262,543)	(3,313,669)

Net Decrease	(242,615)	$(2,976,513)	(154,405)	$(1,950,729)

Class Y
Shares sold	20,898,482	$260,094,151	35,673,107	$448,597,078
Shares issued on reinvestment	—	—	9,535	119,773
Shares repurchased	(8,446,476)	(102,757,075)	(6,010,191)	(76,263,987)

Net Increase	12,452,006	$157,337,076	29,672,451	$372,452,864

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class Y
Daily 8/31/2006	$0.052440	$0.046877	$0.047502	$0.05580

The tax character of distributions paid during the fiscal years ended July 31 was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$42,843,960	$18,955,780

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         41

Notes to Financial Statements (continued)

As of July 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,482,456
Capital loss carryforward*	(17,049,664)
Other book/tax temporary differences(a)	(19,817,697)
Unrealized appreciation/(depreciation)(b)	(15,341,675)

Total accumulated earnings/(losses) — net	$(50,726,580)

*	During the taxable year ended July 31, 2006, the Fund utilized $400,018 of its capital loss carryover available from prior years. As of July 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2008	$(13,713,825)
7/31/2009	(940,878)
7/31/2011	(717,985)
7/31/2012	(1,414,288)
7/31/2013	(262,688)

$(17,049,664)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM

42         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the "Defendants") based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds' management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys' fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         43

Notes to Financial Statements (continued)

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including Legg Mason Partners Core Plus Bond Fund, Inc.) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund.

44         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

11.	Subsequent Events

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 30bps on the assets managed by Western Asset Limited.

The Fund’s Board also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report         45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Core Plus Bond Fund, Inc.

(formerly Smith Barney Core Plus Bond Fund Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of Legg Mason Partners Core Plus Bond Fund, Inc., as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Core Plus Bond Fund, Inc., as of July 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2006

46         Legg Mason Partners Core Plus Bond Fund, Inc. 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 28, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company and Western Asset Management Company Limited (each a “Subadviser”) (each a “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and the prior subadvisory agreement with Citigroup Asset Management Limited and were entered into in connection with an internal reorganization of the Manager’s, and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to each of the Subadvisers the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadvisers under the New Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the

Legg Mason Partners Core Plus Bond Fund, Inc.         47

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

“Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreements.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to each Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fees were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreements.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreements.

48         Legg Mason Partners Core Plus Bond Fund, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. They noted, in addition, that the terms and conditions of the New Subadvisory Agreement are likewise unchanged from those of the prior subadvisory agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

Legg Mason Partners Core Plus Bond Fund, Inc.         49

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Partners Core Plus Bond Fund, Inc. (formerly known as Smith Barney Core Plus Bond Fund Inc.) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1995	Professor – Harvard Business School	46	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Director	Since 1984	President – Dorsett McCabe Capital Management Inc. (1986-2004); Chief Investment Officer of Leeb Capital Management, Inc. (1999-2003)	24	None

Elliot S. Jaffe The Dress Barn, Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Director	Since 1985	Chairman of The Dress Barn, Inc.	24	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Director	Since 1995	Attorney	36	Trustee, Consulting Group Capital Markets Funds

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Director	Since 1984	Chief Executive Officer – Performance Learning Systems	24	None

50         Legg Mason Partners Core Plus Bond Fund, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Chairman of SBFM and CFM (2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

Legg Mason Partners Core Plus Bond Fund, Inc.          51

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co., LLC (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)	N/A	N/A

52         Legg Mason Partners Core Plus Bond Fund, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A
*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Core Plus Bond Fund, Inc.          53

Important Tax Information (unaudited)

19.67% of the net investment income distributions paid monthly by the Fund from August 2005 to December 2005 was attributable to interest from Federal Obligations. Additionally, 16.67% of the net investment income distributions paid monthly by the Fund from January 2006 to July 2006 was attributable to interest from Federal Obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

54         Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

DIRECTORS Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliot S. Jaffe Stephen E. Kaufman Cornelius C. Rose, Jr.

INVESTMENT MANAGER

Legg Mason Partners
Fund Advisor, LLC

SUBADVISERS

Western Asset
Management Company

Western Asset
Management Company Limited

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Core Plus Bond Fund, Inc. but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason

Investor Services, LLC

Member NASD, SIPC

FD01181 9/06	SR06-140

Legg Mason Partners Core Plus Bond Fund, Inc.

LEGG MASON PARTNERS CORE PLUS BOND FUND, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Core Plus Bond Fund Inc. name.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2005 and July 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,000 in 2005 and $33,200 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Core Plus Bond Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,000 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Core Plus Bond Fund

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Core Plus Bond Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or

one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Core Plus Bond Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Core Plus Bond Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Core Plus Bond Fund during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Core Plus Bond Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Core Plus Bond Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT        Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Core Plus Bond Fund, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Core Plus Bond Fund, Inc.

Date:	October 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Core Plus Bond Fund, Inc.

Date:	October 6, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Core Plus Bond Fund, Inc.

Date:	October 6, 2006